UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☐	Soliciting Material Pursuant to Section 240.14a-12

DNP Select Income Fund Inc.

Duff & Phelps Utility and Infrastructure Fund Inc.

DTF Tax-Free Income 2028 Term Fund Inc.

(Name of Registrant as Specified In Its Charter)

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DNP SELECT INCOME FUND INC.

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.

DTF TAX-FREE INCOME 2028 TERM FUND INC.

10 South Wacker Drive, 19th Floor

Chicago, Illinois 60606

(312) 368-5510

NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS

March 9, 2026

The annual meeting of shareholders of each of DNP Select Income Fund Inc. (“DNP”), Duff & Phelps Utility and Infrastructure Fund Inc. (“DPG”), and DTF Tax-Free Income 2028 Term Fund Inc. (“DTF” and, together with DNP and DPG, the “Funds”) will be held on March 9, 2026, at 1:00 p.m., Eastern Time, conducted solely online via webcast.

Shareholders will be able to attend and participate in the annual meeting online, vote electronically and submit questions prior to and during the meeting by visiting meetnow.global/M7C2PGK on the meeting date at the time noted above and as described in the accompanying proxy statement. To participate in the annual meeting, you will need to log on using the control number from your proxy card or meeting notice. The control number can be found in the shaded box. There is no physical location for the annual meeting.

The annual meeting will be held to:

1.	Elect directors of each Fund in the following manner:

a.	Elect Mareilé B. Cusack as a director of DNP by the holders of DNP’s common stock, voting as a separate class;

b.	Elect Mareilé B. Cusack as a director of DPG by the holders of DPG’s common and preferred stock, voting together as a single class;

c.	Elect Mareilé B. Cusack as a director of DTF by the holders of DTF’s common stock; and

2.	Transact such other business as may properly come before the meeting, or any adjournment or postponement thereof.

Shareholders of record at the close of business on January 2, 2026 are entitled to vote at the meeting.

For the Board of Directors of each Fund,

KATHRYN L. SANTORO, Secretary

January 16, 2026

SHAREHOLDERS, WE NEED YOUR PROXY VOTE IMMEDIATELY.

YOUR VOTE IS VITAL. THE JOINT MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF FEWER THAN A MAJORITY OF THE SHARES ELIGIBLE TO VOTE ARE REPRESENTED. IN THAT EVENT, ONE OR MORE OF THE FUNDS WOULD ADJOURN THE MEETING AND CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO OBTAIN A QUORUM. TO AVOID THE EXPENSE OF AND THE POSSIBLE DELAY CREATED BY SUCH A SOLICITATION, PLEASE VOTE YOUR PROXY IMMEDIATELY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on March 9, 2026: The proxy statement for the 2026 annual meeting, the form of proxy card and the annual report for the most recently ended fiscal year are available to DNP shareholders at www.dpimc.com/dnp, to DPG shareholders at www.dpimc.com/dpg and to DTF shareholders at www.dpimc.com/dtf. There is no physical location for the annual meeting so you cannot attend in person. If you have questions regarding how to access the virtual meeting, please contact the administrator for DNP, DPG and DTF at (866) 270-7598 (toll-free) or duff@virtus.com.

JOINT PROXY STATEMENT

The board of directors (the “Board”) of each of DNP Select Income Fund Inc. (“DNP”), Duff & Phelps Utility and Infrastructure Fund Inc. (“DPG”) and DTF Tax-Free Income 2028 Term Fund Inc. (“DTF” and, together with DNP and DPG, the “Funds” and each a “Fund”) is soliciting proxies from the shareholders of each Fund for use at the joint annual meeting of shareholders to be held on Monday, March 9, 2026 and at any adjournment or postponement of that meeting. A proxy may be revoked at any time before it is voted at the meeting by submitting a vote at the meeting by written notice to the applicable Fund or by delivery of a later-dated proxy.

The meeting is scheduled as a joint meeting of the respective shareholders of the Funds because the shareholders of each Fund are expected to consider and vote on similar matters. In the event that any shareholder of a Fund virtually present at the meeting objects to the holding of a joint meeting, raises a reasonable basis for the objection, and moves for an adjournment of such Fund’s meeting to a time immediately after the meeting, so that such Fund’s meeting may be held separately, the persons named as proxies will vote in favor of such adjournment. Shareholders of each Fund will vote separately on each of the proposals relating to their respective Fund, and an unfavorable vote on a proposal by the shareholders of one Fund will not affect the implementation by another Fund of such proposal if the shareholders of another Fund approve the proposal.

Summary of Proposals to Be Voted Upon

Proposal		Fund and Classes of Shareholders Entitled to Vote
1a.	Election of Mareilé B. Cusack as a director of DNP	DNP common stock
1b.	Election of Mareilé B. Cusack as a director of DPG	DPG common and preferred stock
1c.	Election of Mareilé B. Cusack as a director of DTF	DTF common stock

Shareholders of record of each Fund at the close of business on January 2, 2026 are entitled to notice of and to participate in the meeting. On the record date: DNP had 376,821,218 shares of common stock outstanding, DPG had 36,488,865 shares of common stock outstanding and 1,000,000 shares of preferred stock outstanding and DTF had 7,029,567 shares of common stock outstanding. Each share of common stock outstanding on the record date entitles the holder thereof to one vote for each director being elected by the common stock (with no cumulative voting permitted) and to one vote on each other matter. Each share of preferred stock outstanding on the record date entitles the holder thereof to one vote for each director being elected by the preferred stock (with no cumulative voting permitted) and to one vote on each other matter.

This proxy statement is first being mailed on or about January 16, 2026. The Funds will bear the cost of the annual meeting and this proxy solicitation. Total costs for the annual meeting and proxy solicitation, including printing and mailing proxy materials, are estimated at $250,000 and will be charged to the respective Funds based on their proportion of shareholder accounts except where another alternative allocation methodology is deemed more appropriate.

1. ELECTION OF DIRECTORS

The Board of each Fund is responsible for the overall management and operations of that Fund. As of the date of this joint proxy statement, the Board of each Fund is comprised of five directors. Directors of each Fund are divided into three classes and are elected to serve staggered three-year terms.

The persons named in the enclosed proxy intend to vote in favor of the election of the nominee named below (unless otherwise instructed). The nominee has consented to serve as a director of the Funds, if elected. In case the nominee should become unavailable for election for any unforeseen reason, the persons designated in the proxy will have the right to vote for a substitute.

Election of DNP Director (Proposal 1a.)

At the meeting, holders of DNP common stock, voting as a separate class, are entitled to elect one director for a term ending in 2029. If elected, Ms. Cusack will serve until the annual meeting of shareholders in 2029 and until her successor is elected and qualified. A plurality of votes cast at the meeting by the holders of DNP common stock, voting as a separate class, as to the director representing the common stock is necessary to elect that director. Abstentions and broker-non-votes will be counted for purposes of determining whether a quorum is present at the meeting, but will not affect the determination of whether a director candidate has received a plurality of votes cast.

Election of DPG Director (Proposal 1b.)

At the meeting, holders of DPG common and preferred stock, voting as a single class, are entitled to elect one director for a term ending in 2029. If elected, Ms. Cusack will serve until the annual meeting of shareholders in 2029 and until her successor is elected and qualified. A plurality of votes cast at the meeting by the holders of DPG common and preferred stock, voting as a single class, as to the director representing the common and preferred stock is necessary to elect that director. Abstentions and broker-non-votes will be counted for purposes of determining whether a quorum is present at the meeting, but will not affect the determination of whether a director candidate has received a plurality of votes cast.

Election of DTF Directors (Proposal 1c.)

At the meeting, holders of DTF common stock are entitled to elect one director for a term ending in 2029. If elected, Ms. Cusack will serve until the annual meeting of shareholders in 2029 and until her successor is elected and qualified. A plurality of votes cast at the meeting by the holders of DTF common stock as to the directors representing the common stock is necessary to elect that director. Abstentions and broker-non-votes will be counted for purposes of determining whether a quorum is present at the meeting, but will not affect the determination of whether a director candidate has received a plurality of votes cast.

Biographical Information about Nominee and Continuing Directors

Set forth in the table below are the names and certain biographical information about the nominee for the position of director and the continuing directors of the Funds. Except as noted in the footnotes to the table below:

•	all of the directors are elected to the DNP Board by the holders of DNP common stock, voting as a separate class;

•	all of the directors are elected to the DPG Board by the holders of DPG common stock and preferred stock, voting as a single class; and

•	all of the directors are elected to the DTF Board by the holders of DTF common stock.

All of the directors of the Funds, except Mr. Aylward, are classified as independent directors because none of them are “interested persons” of the Funds, as defined in the Investment Company Act of 1940 (the “1940 Act”). Mr. Aylward is an “interested person” of the Funds by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Funds’ Investment Adviser, Duff & Phelps Investment Management Co. (the “Investment Adviser”). Donald C. Burke and Eileen A. Moran, formerly served on the board of directors of Duff & Phelps Utility and Corporate Bond Trust Inc. (“DUC”) until its merger into DNP in March 2021. The term “Fund Complex” refers to the Funds and all other investment companies advised by affiliates of Virtus, the Investment Adviser’s ultimate parent company. The address for all directors (including the nominee) is c/o Duff & Phelps Investment Management Co., 10 South Wacker Drive, 19th Floor, Chicago, Illinois 60606.

Name, Address and Age	Positions Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years & Qualifications	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by the Director or Nominee for Director During Past 5 Years
Nominee Director—Independent Director

Mareilé B. Cusack Age: 66	Director	Nominee for a term expiring 2029; Director of DNP, DPG and DTF since 2023	General Counsel, Ariel Investments, LLC (registered Investment Adviser) 2008-2023 (Chief Privacy Officer 2019-2023, Senior Vice President 2012-2023, Anti-Money Laundering Officer 2010-2023 and Vice President 2007-2012); Vice President, Ariel Investment Trust (mutual fund complex) 2008-2023 (Anti-Money Laundering Officer 2010-February 2023, Secretary 2014-2023 and Assistant Secretary 2008-2014); Vice	3

Name, Address and Age	Positions Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years & Qualifications	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by the Director or Nominee for Director During Past 5 Years
President, General Counsel, Secretary and Anti-Money Laundering Officer, Ariel Distributors, LLC (registered broker-dealer) 2008-2023; Vice President and General Counsel, Ariel Alternatives, LLC (registered investment adviser), Project Black Management Co. (relying adviser) and Ariel GP Holdco, managing member to Project Black, LP (private fund) 2021-2023; Vice President and Associate General Counsel, Chicago Stock Exchange March-October 2007 (Chief Enforcement Counsel 2004-2007); Chief Legal Officer, Illinois Gaming Board 1995-2001; Branch Chief, Branch of Interpretations and Small Offering Issuers, Chicago Regional Office, U.S. Securities and Exchange Commission 1991-

Name, Address and Age	Positions Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years & Qualifications	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by the Director or Nominee for Director During Past 5 Years
			1995 (Staff Attorney, Enforcement Division, 1988-1991)

	Ms. Cusack was selected to serve on the Board because of her extensive knowledge of asset management and mutual fund operations and strategy gained from her experience as general counsel and an officer of an asset management company, as an officer for a related registered mutual fund complex and her prior work experience at state and federal regulatory agencies, including the U.S. Securities and Exchange Commission.

Continuing Director—Interested Director

George R. Aylward Age: 61	Director	Term expires 2028; Director of DNP, DPG and DTF since 2024	President and Chief Executive Officer of Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various senior officer positions with Virtus affiliates since 2005	109

	Mr. Aylward was selected to serve on the Board because of his extensive knowledge in all aspects of the development and management of registered investment companies, and the handling of various financial, staffing, regulatory and operational issues, including as president and chief executive officer of a major multi-asset asset management company.

Continuing Directors—Independent Directors

Donald C. Burke(1)(2) Age: 65	Director	Term expires 2027; Director of DNP, DPG and DTF since 2014	Private investor since 2009; President and Chief Executive Officer, BlackRock U.S. Funds 2007-2009; Managing Director, BlackRock Inc. 2006-2009; Managing Director,	96	Director, Avista Corp. (energy company); Trustee, Goldman Sachs Fund Complex 2010-2014; Director, BlackRock Luxembourg

Name, Address and Age	Positions Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years & Qualifications	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by the Director or Nominee for Director During Past 5 Years
			Merrill Lynch Investment Managers 1990-2006		and Cayman Funds 2006-2010

	Mr. Burke was selected to serve on the Board because of his extensive experience with mutual funds, including as president and chief executive officer of a major fund complex, and subsequently as an independent trustee of another major fund complex, and because of his knowledge of the utility industry derived from his service on the board of a public company involved in the production, transmission and distribution of energy.

Continuing Directors—Independent Directors

Mark G. Kahrer(1)(2) Age: 63	Director	Term expires 2028; Director of DNP, DPG and DTF since March 2025	Senior Vice President-Regulatory Affairs, Marketing and Energy Efficiency, New Jersey Natural Gas subsidiary of New Jersey Resources) 2020-Present (Vice President of Regulatory Affairs, 2017-2019); Public Service Enterprise Group, 1983-2017 (positions held include Vice President Finance & Development, PSEG Power; Vice President—Finance, PSE&G; Assistant Treasurer; Director—Financial Risk Management; Director—Corporate Accounting)	3

Name, Address and Age	Positions Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years & Qualifications	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by the Director or Nominee for Director During Past 5 Years

	Mr. Kahrer was selected to serve on the Board because of his extensive knowledge of utility companies and the regulatory environment in which they operate, including as an executive of two large, regulated utility companies.

Continuing Directors—Independent Directors

Eileen A. Moran Age: 71	Director and Chair of the Board	Term expires 2027; Director of DNP since 2008, of DPG since 2011 and of DTF since 1996	Private investor since 2011; President and Chief Executive Officer, PSEG Resources L.L.C. (investment company) 1990-2011	3

	Ms. Moran was selected to serve on the Board because of her experience in managing a large portfolio of assets, a significant portion of which were invested in the electric and natural gas utility industry.

(1)	Elected to the DNP Board by the holders of DNP preferred stock, voting as a separate class.
(2)	Elected to the DPG Board by the holders of DPG preferred stock, voting as a separate class.

Board Leadership Structure

The Board believes that the most appropriate leadership structure for the Funds is for the Chair of the Board to be an independent director, in order to provide strong, independent oversight of each Fund’s management and affairs, including each Fund’s risk management function. The independent Chair of the Board presides at meetings of the shareholders, meetings of the Board and meetings of independent directors. In addition, the independent Chair of the Board takes part in the meetings and deliberations of all committees of the Board, facilitates communication among directors and communication between the Board and the Funds’ management and is available for consultation with the Funds’ management between Board meetings. The Board has four standing committees, which are described below: the executive committee, the audit committee, the contracts committee, and the nominating and governance committee.

The executive committee of the Board is currently comprised of Ms. Moran (serves as Chair), Mr. Burke and Ms. Cusack and has authority, with certain exceptions, to exercise the powers of the Board between Board meetings.

The audit committee of the Board is currently comprised of all the independent directors of the Funds (Mr. Burke serves as Chair) and makes recommendations regarding the selection of each Fund’s independent registered public accounting firm and meets with representatives of that accounting firm to determine the scope of and review the results of each audit and assists the Board in overseeing each Fund’s accounting, auditing, financial reporting and internal control functions.

The contracts committee of the Board is currently comprised of all the independent directors of the Funds (Mr. Burke and Ms. Cusack serve as Co-Chairs) and makes recommendations regarding each Fund’s contractual arrangements for investment management and administrative services, including the terms and conditions of such contracts.

The nominating and governance committee of the Board is currently comprised of all the independent directors of the Funds (Ms. Cusack serves as Chair) and selects nominees for election as directors, recommends individuals to be appointed by the Board as officers of the Funds and members of Board committees and makes recommendations regarding other Fund governance and Board administration matters. The committee also oversees the Board’s continuing education program, which includes quarterly presentations for directors covering a variety of topics, including, among other topics, (i) the industries and types of investments in which the Funds invests, (ii) investment techniques utilized by the Funds, (iii) current developments in securities law and the mutual fund industry, (iv) best practices in corporate and mutual fund governance and (v) enterprise risk management, cybersecurity, and other emerging issues.

During DNP’s fiscal year ended October 31, 2025, the DNP Board met four times and did not act by written consent; the DNP audit committee met two times; the DNP nominating and governance committee met three times; the DNP contracts committee met three times; and the DNP executive committee did not meet or act by written consent. During DPG’s fiscal year ended October 31, 2025, the DPG Board met four times and acted once by written consent; the DPG audit committee met two times; the DPG nominating and governance committee met three times; the DPG contracts committee met three times; and the DPG executive committee did not meet but acted once by written consent. During DTF’s fiscal year ended October 31, 2025, the DTF Board met four times and did not act by written consent; the DTF audit committee met two times; the DTF nominating and governance committee met three times; the DTF contracts committee met three times; and the DTF executive committee did not meet or act by written consent. Each director attended at least 75% in the aggregate of the meetings of the Board and of the committees on which he or she served.

Risk Oversight. The audit committee charter was most recently amended December 10, 2025, and provides that the audit committee is responsible for discussing with management the guidelines and policies that govern the process by which management assesses and manages each Fund’s major financial risk exposures. A copy of the charter is available on each Fund’s website at www.dpimc.com/dnp, www.dpimc.com/dpg and www.dpimc.com/dtf and in print to any shareholder who requests it. The contracts committee charter provides that in assessing whether each Fund’s investment advisory agreement and administration agreement should be continued, the contracts committee is to give careful consideration to the risk oversight policies of the Investment Adviser and the Fund’s administrator. As needed, but no less frequently than annually, the Investment Adviser and the Funds’ administrator provide information to the contracts committee regarding their risk oversight processes and risk events.

Nomination of Directors. The nominating and governance committee acts under a written charter that was most recently amended on December 10, 2025. A copy of the charter is available on each Fund’s website at www.dpimc.com/dnp, www.dpimc.com/dpg and www.dpimc.com/dtf and in print to any shareholder who requests it. None of the members of the nominating and governance committee are “interested persons” of the Funds as defined in Section 2(a)(19) of the 1940 Act. In identifying potential director nominees, the nominating and governance committee considers candidates recommended by one or more of the following sources: the Funds’ current directors, the Funds’ officers, the Funds’ shareholders and any other source the committee deems appropriate. The committee may, but is not required to, retain a third-party search firm at the Funds’ expense to identify potential candidates. Shareholders wishing to recommend candidates to the nominating and governance committee should submit such recommendations to the Secretary of the Funds, who will forward the recommendations to the committee for consideration. See also “Shareholder Proposals and Nominations” under “Other Information” below.

Criteria for Director Nominations. The goal of the Funds is to have a board of directors comprising individuals with a diversity of business, educational and life experiences (including, without limitation, with respect to accounting and finance, business and strategic judgment, investment management and financial markets, and knowledge of the industries in which the Funds invest) that will enable them to constructively review, advise and guide management of the Funds. The annual Board self-evaluation process includes consideration of whether the Board’s composition represents an appropriate balance of skills and diversity for the Funds’ needs. In evaluating potential director nominees, including nominees recommended by shareholders, the nominating and governance committee considers such qualifications and skills as it deems relevant but does not have any specific minimum qualifications that must be met by a nominee. The committee considers, among other things:

•	the extent to which the candidate’s business, educational and life experiences will add to the diversity of the Board;

•	whether the candidate will qualify as a director who is not an “interested person” of the Funds;

•	the absence of any real or apparent conflict of interest that would interfere with the candidate’s ability to act in the best interests of the Funds and their shareholders;

•	the contribution that the candidate can make to the Board by virtue of his or her education, business experience and financial expertise;

•	the interplay of the candidate’s skills and experience with the skills and experience of other Board members;

•	whether the candidate is willing to commit the time necessary to attend meetings and fulfill the responsibilities of a director; and

•	the candidate’s personality traits, including integrity, independence, leadership, sound business judgment and the ability to work effectively with the other members of the Board.

With respect to the renomination of incumbent directors, past service to the Board is also considered.

Retirement Policy. The bylaws of the Funds establish a mandatory retirement age of 78 for directors of the Funds. Specifically, no person who has attained the age of 78 years is eligible for election or reelection as a director, and no incumbent director who attains the age of 78 years is qualified to continue serving as a director following the adjournment of the next succeeding annual meeting of shareholders, and therefore his or her service on the Board will automatically terminate at such time. Neither the director nominee nor the directors whose terms will continue after the annual meeting are 78 years or older as of the date of this proxy statement or will be 78 years or older as of the scheduled date of the annual meeting.

Officers of the Funds

The officers of the Funds are elected at the annual meeting of the Board held in connection with the annual meeting of shareholders. The officers receive no compensation from the Funds, but are also employees or officers of the Investment Adviser or the Fund’s administrator, or are employees of an affiliate of the Investment Adviser, and receive compensation in such capacities. The address for all officers listed below is c/o Duff & Phelps Investment Management Co., 10 South Wacker Drive, 19th Floor, Chicago, Illinois 60606, except as noted.

Name, Address and Age	Position(s) Held with Funds and Length of Time Served	Principal Occupation(s) During Past 5 Years
David D. Grumhaus, Jr. Age: 59	President and Chief Executive Officer of DNP, DPG and DTF since 2021	President and Chief Investment Officer of the Investment Adviser since 2021 (Co-Chief Investment Officer 2020; Senior Portfolio Manager 2014-2020)

W. Patrick Bradley, CPA Virtus Investment Partners, Inc. One Financial Plaza Hartford, CT 06103 Age: 53	Vice President of DPG since 2011, Treasurer and Principal Financial and Accounting officer since July 2025 (Assistant Treasurer 2011- July 2025); Vice President of DNP and DTF since 2024, Treasurer and Principal Financial and Accounting Officer since July 2025 (Assistant Treasurer of DNP and DTF since 2024-July 2025)	Executive Vice President, Fund Services since 2016 (Senior Vice President, Fund Services 2010 to 2016) and various officer positions since 2004, Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Director since 2023, Stone Harbor Investment Funds plc and Stone Harbor Global Funds plc; Director since 2019, Virtus Global Funds ICAV; Director since 2013, Virtus Global Funds, plc; various officer positions since 2006 of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; Member, BNY Mellon Asset Servicing Client Advisory Board 2022-2025

Eric J. Elvekrog, CFA, CPA Age: 60	Vice President and Chief Investment Officer of DPG since 2016 (Portfolio Manager 2011-2016)	Senior Managing Director of the Investment Adviser since 2015 (Vice President 2001-2014; Assistant Vice President 1996-2001; Analyst 1993-1996)

Jennifer S. Fromm Virtus Investment Partners, Inc. One Financial Plaza Hartford, CT 06103 Age: 52	Vice President and Assistant Secretary of DNP, DPG and DTF since March 2025 (Vice President and Secretary, 2020-2024)	Vice President since 2016 and Senior Counsel, Legal since 2007 and various officer positions since 2008, Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions since 2008 of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.

Kathleen L. Hegyi Age: 58	Chief Compliance Officer since 2022	Managing Director, Chief Compliance Officer of the Investment Adviser since 2022; Senior Compliance Officer, William Blair & Company, L.L.C. 2010-2022

Name, Address and Age	Position(s) Held with Funds and Length of Time Served	Principal Occupation(s) During Past 5 Years
Connie M. Luecke, CFA Age: 67	Vice President and Chief Investment Officer of DNP since 2018	Senior Managing Director of the Investment Adviser since 2015 (Senior Vice President 1998-2014; Managing Director 1996-1998; various positions with an Investment Adviser affiliate 1992-1995); Portfolio Manager, Virtus Total Return Fund Inc. 2011-May 2025; Portfolio Manager, Virtus Duff & Phelps Global Infrastructure Fund 2004-May 2025

Daniel J. Petrisko, CFA Age: 65	Executive Vice President of DNP since 2021 and Assistant Secretary since 2015 (Senior Vice President 2017-2021; Vice President 2015-2016); Executive Vice President of DPG and DTF since 2021 and Assistant Secretary since 2015 (Senior Vice President 2017-2021)	Executive Managing Director of the Investment Adviser since 2017 (Senior Managing Director 2014-2017; Senior Vice President 1997-2014; Vice President 1995-1997); Chief Investment Officer of DUC 2004-2021, Senior Vice President 2017-2021 and Assistant Secretary 2015-2021 (Vice President 2000-2016; Portfolio Manager 2002–2004)

Timothy P. Riordan Virtus Investment Partners, Inc. One Financial Plaza Hartford, CT 06103 Age: 61	Vice President of DPG since March 2025 and Vice President of DNP and DTF since 2023	Assistant Vice President, Fund Administration, Virtus Fund Services, LLC since March 2025: Senior Vice President, Fund Administration, Robert W. Baird Co. Incorporated 2019-March 2025; Senior Vice President, J.J.B. Hilliard, W.L Lyons, LLC 2018-2019 (Vice President 1998-2018)

Kathryn L. Santoro Virtus Investment Partners, Inc. One Financial Plaza Hartford, CT 06103 Age: 51	Vice President of DNP, DPG and DTF since March 2025 and Secretary of DNP, DPG and DTF since 2024	Vice President and Senior Attorney, Virtus Investment Partners, Inc. since 2024; various officer positions of registered funds advised by subsidiaries of Virtus Investment Partners, Inc. since 2024; Vice President, General Counsel, and Secretary, Anuvu Corp. 2021-2023; Managing Counsel, Janus Henderson Investors and various officer positions of registered funds advised by Janus Henderson Investors 2016-2020

Name, Address and Age	Position(s) Held with Funds and Length of Time Served	Principal Occupation(s) During Past 5 Years
Dusty L. Self Virtus Investment Partners, Inc. 1290 Palmetto Avenue Winter Park, FL 32789 Age: 58	Vice President of DTF since 2022	Senior Portfolio Manager of the Investment Adviser since 2022; Managing Director and Senior Portfolio Manager of Seix Investment Advisors, a division of Virtus Fixed Income Advisers, LLC (and predecessor firms) since 2011; Portfolio Manager, Virtus Seix Short Term Municipal Bond Fund since 2011, Virtus Seix Investment Grade Tax Exempt Bond Fund since 2018 and Virtus Seix High Grade Municipal Bond Fund since 2018; managed municipal bond investments since 1992

Nikita K. Thaker, CPA Virtus Investment Partners, Inc. One Financial Plaza Hartford, CT 06103 Age: 47	Vice President and Assistant Treasurer of DPG since 2018; Vice President and Assistant Treasurer of DNP and DTF since 2024	Vice President and Closed-End Fund Controller, Virtus Investment Partners, Inc. since 2021 (Assistant Vice President—Mutual Fund Accounting & Reporting, 2015-2021; Director 2011-2015); various officer positions, Virtus Investment Partners, Inc. and/or certain of its subsidiaries since 2015; Vice President, Controller and Assistant Treasurer, Virtus Closed-End Funds and Virtus Closed-End Funds II since 2021 (Assistant Treasurer 2017-2021)

Kyle P. West, CFA Age: 42	Vice President since January 2026	Managing Director of the Adviser since 2020; Director 2013-2020; Assistant Vice President 2008-2013; Portfolio Manager of DNP since 2020

The following table provides certain information relating to the equity securities beneficially owned by each director or director nominee as of November 30, 2025, (i) in DNP, (ii) in DPG, (iii) in DTF and (iv) on an aggregate basis, in any registered investment companies overseen or to be overseen by the director or nominee within the same family of investment companies as the Funds, in each case based on information provided to the Funds, including information furnished by the Funds’ service providers.

	Dollar Range of Equity Securities Owned in DNP	Dollar Range of Equity Securities Owned in DPG	Dollar Range of Equity Securities Owned in DTF	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies
Independent Directors
Donald C. Burke	$50,001–$100,000	$10,001–$50,000	$10,001–$50,000	Over $100,000
Mareilé B. Cusack	$10,001–$50,000	$10,001–$50,000	None	$50,001–$100,000
Mark G. Kahrer	$10,001–$50,000	$10,001–$50,000	$10,001–$50,000	$50,001–$100,000
Eileen A. Moran	Over $100,000	Over $100,000	$50,001–$100,000	Over $100,000
Interested Director
George R. Aylward	None	$10,001–$50,000	None	$10,001–$50,000

Based on information provided to the Funds, including information furnished by the Funds’ service providers, as of November 30, 2025, none of the independent directors, or their immediate family members, owned any securities of the Investment Adviser or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Investment Adviser.

The following table sets forth the aggregate compensation paid to each director by each Fund with respect to its most recently completed fiscal year and by the Fund Complex with respect to the fiscal year ended October 31, 2025.

COMPENSATION TABLE(1)

Name of Director	Aggregate Compensation from DNP	Aggregate Compensation from DPG	Aggregate Compensation from DTF	Aggregate Compensation from Other Funds in Fund Complex(2)	Total Compensation from Fund Complex Paid to Directors(2)
Independent Directors
Donald C. Burke	$94,901	$13,796	$2,095	$430,000	$540,792
Mareilé B. Cusack	92,752	13,486	2,053	—	108,291
Mark G. Kahrer	47,008	6,854	1,127	—	54,989
Eileen A. Moran	111,605	16,232	2,496	—	130,333
Interested Director
George R. Aylward	—	—	—	—	—

(1)

Because each independent director serves as a director of each of DNP, DPG and DTF, the independent directors receive a single set of fees as remuneration for their service to all Funds: (i) each independent director receives a retainer fee of $98,000 per year; (ii) the chairs of the audit committee, contracts committee and nominating and governance committee each receive an additional retainer fee of $10,000 per year; and (iii) the Chair of the Board receives an additional retainer fee of $50,000 per year. The interested director receives no compensation from the Funds for his services as such. In addition to the amounts shown in the table above, all independent directors are reimbursed for the expenses incurred by them in connection with their attendance at a meeting of the Board or a committee of the Board. The Funds do not have a pension or retirement plan applicable to their directors or officers.

(2)	In addition to DNP, DPG and DTF, Mr. Burke oversees 96 additional funds that are advised by affiliates of Virtus and Mr. Aylward oversees 109 additional funds that are advised by affiliates of Virtus.

The Board of each of the Funds, including all of the independent directors, unanimously recommends a vote “FOR” the election of the nominee for director named above.

OTHER BUSINESS

Management is not aware of any other matters that will come before the meeting. If any other business should come before the meeting, however, your proxy, if signed and returned, will give discretionary authority to the persons designated in it to vote according to their best judgment.

OTHER INFORMATION

The Investment Adviser. Duff & Phelps Investment Management Co. serves as Investment Adviser for each Fund. The address of the Investment Adviser is 10 South Wacker Drive, 19th Floor, Chicago, Illinois 60606. The Investment Adviser (together with its predecessor) has been in the investment management business for more than 75 years and, as of December 31, 2025, had approximately $12.74 billion under discretionary management. The Investment Adviser is an indirect, wholly-owned subsidiary of Virtus, a public company whose common stock is traded on the New York Stock Exchange under the trading symbol “VRTS.”

The Administrator. Virtus Fund Services, LLC (“Virtus Fund Services”) serves as administrator to the Funds. The address of Virtus Fund Services is One Financial Plaza, Hartford, CT 06103. Virtus Fund Services is an indirect, wholly-owned subsidiary of Virtus and acts as administrator and/or transfer agent to registered investment companies, including the Funds.

Shareholders. The following table shows shares of each Fund’s common stock that each director and director nominee, and all directors and executive officers of the Funds as a group, had or shared power over voting or disposition as of November 30, 2025 (any fractional shares were rounded). The directors, director nominee and executive officers of the Funds owned no shares of DPG preferred stock. Shares are held with sole power over voting and disposition except as noted. The shares of common stock held by each of the persons listed below and by all directors and executive officers as a group represented less than 1% of the outstanding common stock of each Fund.

	Shares of DNP common stock	Shares of DPG common stock	Shares of DTF common stock
George R. Aylward	0	3,319	0
Donald C. Burke(1)	6,783	2,600	1,000
Mareilé B. Cusack	4,752	1,335	0
Mark G. Kahrer	3,000	1,000	1,000
Eileen A. Moran	15,458	8,927	5,496
Directors and executive officers as a group(1)(2)	72,990	48,867	15,808

(1)

Mr. Burke had shared power to vote and/or dispose of 6,783 of the DNP shares, 2,600 of the DPG shares and 1,000 of the DTF shares listed as owned by him. The directors and executive officers, in the aggregate, had shared power to vote and/or dispose of 10,763 of the DNP shares, 6,284 of the DPG shares and 2,588 of the DTF shares listed as owned by the directors and executive officers as a group.

(2)	The group of directors and executive officers consists of 15, 14, and 14 individuals for DNP, DPG, and DTF, respectively.

To the Funds’ knowledge, as of the date of this proxy statement, the only persons (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934 (the “1934 Act”)) who beneficially own more than 5% of any class of any Fund’s voting securities (as determined in accordance with Rule 13d-3 under the 1934 Act) are the persons identified in the following table. Except as otherwise indicated, the information in this table is based on information provided in Schedule 13D and 13G filings made with the Securities and Exchange Commission by each of the persons listed.

Fund	Name of Beneficial Owner	Class of Shares	Number of Shares	Percentage of Class
DPG	MetLife Investment Management, LLC(1) 200 Park Avenue New York, New York 10166	Preferred stock	1,000,000	100.00%

DPG	Morgan Stanley(2) 1585 Broadway New York, New York 10036	Common stock	2,034,810	5.85%

DTF	Sit Investment Associates, Inc.(3) 3300 IDS Center 80 South Eighth Street Minneapolis, MN 55402	Common stock	920,582	13.10%

DTF	Kovitz Investment Group Partners, LLC(4) 71 South Wacker Drive, Suite 10860 Chicago, Illinois 60606	Common stock	466,941	6.64%

(1)

Based on a Schedule 13G filed by MetLife Investment Management, LLC on June 6, 2025. In that filing, MetLife Investment Management, LLC stated that it has sole voting and dispositive power over all securities beneficially owned by it.

(2)	Based on a Schedule 13G filed by Morgan Stanley on November 7, 2024. In that filing, Morgan Stanley stated that it has shared voting and dispositive power over all securities beneficially owned by it.
(3)

Based on a Schedule 13G filed by Sit Investment Associates, Inc., on January 3, 2025. In that filing, Sit Investment Associates, Inc. stated that it has shared voting and dispositive power over all securities beneficially owned by it.

(4)

Based on a Schedule 13G filed by Kovitz Investment Group Partners, LLC, on October 29, 2024. In that filing, Kovitz Investment Group Partners, LLC stated that it has sole voting and dispositive power over all securities beneficially owned by it.

Section 16(a) Beneficial Ownership Reporting Compliance. Section 30(h) of the 1940 Act imposes the filing requirements of Section 16 of the 1934 Act upon (i) the Funds’ directors and officers, (ii) the Funds’ Investment Adviser and certain of its affiliated persons and (iii) every person who is directly or indirectly the beneficial owner of more than 10% of any class of a Fund’s outstanding securities (other than short-term paper). Based solely on a review of the copies of Section 16(a) forms furnished to the Funds, or written representations that no Forms 5 were required, the Funds believe that during each Fund’s most recently completed fiscal year all such filing requirements were complied with.

Report of the Audit Committee. The Funds’ independent directors comprise the audit committee of each Fund and act under a written charter which sets forth the audit committee’s responsibilities. A copy of the audit committee charter is available on each Fund’s website at www.dpimc.com/dnp, www.dpimc.com/dpg and www.dpimc.com/dtf and in print to any shareholder who requests it. Each of the members of the audit committee is independent as defined in the listing standards of the New York Stock Exchange. In connection with the audit of each Fund’s 2025 audited financial statements, the audit committee: (1) reviewed and discussed each Fund’s 2025 audited financial statements with management, (2) discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, (3) received and reviewed the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and (4) discussed with the independent accountant its independence from each Fund and its management. Based on the foregoing reviews and discussions, the audit committee recommended to the board of directors that each Fund’s audited financial statements be included in the Annual Report to Shareholders for filing with the Securities and Exchange Commission.

The Audit Committee

Donald C. Burke (Chair)

Mareilé B. Cusack

Mark G. Kahrer

Eileen A. Moran

Independent Registered Public Accounting Firm. The 1940 Act requires that each Fund’s independent registered public accounting firm be selected by the vote, cast in person, of a majority of the members of the Board who are not interested persons of the Fund. In addition, the listing standards of the New York Stock Exchange vest the audit committee, in its capacity as a committee of the Board, with responsibility for the appointment, compensation, retention and oversight of the work of each Fund’s independent registered public accounting firm. In accordance with the foregoing provisions, the firm of Ernst & Young LLP (“EY”) was selected as independent registered public accounting firm for each Fund to perform the audit of the financial books and records for each Fund for the fiscal year ending October 31, 2025.

On December 10, 2025, the audit committee of the Board approved the engagement of PricewaterhouseCoopers LLP (“PwC”) as the Funds’ independent public accounting firm for the fiscal year ended October 31, 2026, thereby replacing EY effective upon the completion of their October 31, 2025 audit and issuance of their report thereon. Through January 16, 2026 and during the Funds’ fiscal years ended October 31, 2024 and October 31, 2025, neither the Funds nor anyone on their behalf consulted with PwC on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on a Fund’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

EY’s reports on the financial statements for the fiscal years ended October 31, 2024 and October 31, 2025, contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle. During the fiscal years ended October 31, 2024 and October 31, 2025, and through the date of EY’s dismissal, (i) there were no disagreements with EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EY, would have caused EY to make reference to the subject matter of the disagreements in connection with their reports on each Fund’s financial statements for the respective periods, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended. EY furnished letters addressed to the U.S. Securities and Exchange Commission stating whether or not it agrees with the statements contained in this paragraph. A copy of each Fund’s letter was filed as an Exhibit to its Form N-CSR for the fiscal year ended October 31, 2025.

Neither EY nor PwC is expected to be present at the joint annual meeting of shareholders.

Pre-Approval of Audit and Non-Audit Services. Each Fund is responsible for the appointment, compensation and oversight of the work of the independent registered public accounting firm. As part of this responsibility, each Fund’s audit committee is required to pre-approve the audit and non-audit services performed by the independent accountant in order to assure that they do not impair the independent accountant’s independence from the Fund. Accordingly, each Fund’s audit committee has adopted a joint audit and non-audit services pre-approval policy (the “Joint Audit Committee Pre-Approval Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent accountant may be pre-approved. Each engagement of an independent accountant to render audit or non-audit services to a Fund must be either (i) a specific service pre-approved by the Fund’s audit committee or the chair of the audit committee, to whom the committee has delegated the authority to grant such pre-approvals between scheduled meetings of the committee, or (ii) come within the scope of a general pre-approval granted under the Joint Audit Committee Pre-Approval Policy. As provided in the Joint Audit Committee Pre-Approval Policy, unless a type of service has received general pre-approval (i.e., the proposed services are pre-approved without consideration of specific case-by-case services by the audit committee), then the service will require specific pre-approval by the audit committee if the proposed service is to be provided by the independent accountant. As provided in the Joint Audit Committee Pre-Approval Policy, any proposed services exceeding pre-approved cost levels or budgeted amounts require specific pre-approval by the audit committee. In deciding whether to grant pre-approval for such services, the audit committee, or the chair of the audit committee acting under delegated authority, as the case may be, will consider whether such services are consistent with the rules of the Securities and Exchange Commission on auditor independence. Additionally, the audit committee, or the chair of the audit committee acting under delegated authority, as the case may be, will also consider whether the independent accountant is best positioned to provide the most effective and efficient service, after considering a number of factors as a whole, with no one factor being necessarily determinative.

Each Fund’s audit committee is also required to pre-approve its accountant’s engagements for non-audit services rendered to the Investment Adviser and any entity controlling, controlled by or under common control with the Investment Adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund. In deciding whether to grant pre-approval for such non-audit services, the audit committee or the chair of the audit committee, as the case may be, considers whether the provision of such non-audit services is compatible with maintaining the independence of the Fund’s accountants.

Audit and Non-Audit Fees. The following table sets forth the aggregate audit and non-audit fees billed to each Fund for each of the last two fiscal years for professional services rendered by Ernst & Young LLP. For purposes of this table, to the extent the amount of a fee for a pre-approved service is known as of the date of this report, such fee amount has been allocated to the fiscal year to which the applicable service relates, even in cases where the applicable Fund has not yet been billed for such service.

	DNP
	Fiscal year ended October 31, 2025	Fiscal year ended October 31, 2024
Audit Fees(1)	$71,800	$69,015
Audit-Related Fees(2)(6)	0	0
Tax Fees(3)(6)	21,761	21,186
All Other Fees(4)(6)	0	0
Aggregate Non-Audit Fees(5)(6)	21,761	21,186

	DPG
	Fiscal year ended October 31, 2025	Fiscal year ended October 31, 2024
Audit Fees(1)	$60,100	$57,780
Audit-Related Fees(2)(6)	0	0
Tax Fees(3)(6)	7,240	6,955
All Other Fees(4)(6)	0	0
Aggregate Non-Audit Fees(5)(6)	7,240	6,955

	DTF
	Fiscal year ended October 31, 2025	Fiscal year ended October 31, 2024
Audit Fees(1)	$58,900	$57,780
Audit-Related Fees(2)(6)	0	0
Tax Fees(3)(6)	9,220	8,935
All Other Fees(4)(6)	0	0
Aggregate Non-Audit Fees(5)(6)	9,220	8,935

(1)

Audit Fees are fees billed for professional services rendered by each Fund’s principal accountant for the audit of the Fund’s annual financial statements and for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

(2)

Audit-Related Fees are fees billed for assurance and related services by each Fund’s principal accountant that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under the caption “Audit Fees.”

(3)

Tax Fees are fees billed for professional services rendered by each Fund’s principal accountant for tax compliance, tax advice and tax planning. In both years shown in the table, such services consisted of preparation of the annual federal and state income tax returns and excise tax returns for DNP and DTF. In the case of DPG, such services consisted of review of the Fund’s annual federal and excise tax returns and preparation and analysis of state income tax returns.

(4)

All Other Fees are fees billed for products and services provided by each Fund’s principal accountant, other than the services reported under the captions “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

(5)

Aggregate Non-Audit Fees are non-audit fees billed by each Fund’s accountant for services rendered to the Fund, the Investment Adviser and any entity controlling, controlled by or under common control with the Investment Adviser that provides ongoing services to the Fund. During both years shown in the table, no portion of such fees related to services rendered by each Fund’s accountant to the Investment Adviser or to any entity controlling, controlled by or under common control with the Investment Adviser that provides ongoing services to the Fund.

(6)

No portion of these fees was approved by the audit committee after the beginning of the engagement pursuant to the waiver of the pre-approval requirement for certain de minimis non-audit services described in Section 10A of the 1934 Act and applicable regulations.

Communications with the Board by Shareholders and Other Interested Persons. The Board has adopted the following procedures for shareholders and other interested persons to send communications to the Board. Shareholders and other interested persons may mail written communications to the full Board, to committees of the Board or to specified individual directors in care of the Secretary of the Funds, 10 South Wacker Drive, 19th Floor, Chicago, Illinois 60606. All such communications received by the Secretary will be forwarded promptly to the full Board, the relevant Board committee or the specified individual directors, as applicable, except that the Secretary may, in good faith, determine that a communication should not be so forwarded if it does not reasonably relate to the Funds or their operations, management, activities, policies, service providers, Board, officers, shareholders, or other matters relating to an investment in the Funds or is purely ministerial in nature. Each Fund director is encouraged to attend the annual meeting of shareholders. All of the individuals who were directors of the Funds at the time of the March 10, 2025 joint annual meeting of the shareholders of the Funds were in attendance at that meeting.

Shareholder Proposals and Nominations. In order for any shareholder proposal or director nomination to be considered for inclusion in any Fund’s proxy statement and form of proxy for the 2027 annual meeting of shareholders, such proposal or nomination must be received by the Secretary of the Fund at the Fund’s principal executive offices no later than September 18, 2026. Under the circumstances described in, and upon compliance with, Rule 14a-4(c) under the 1934 Act, a Fund may solicit proxies in connection with the 2027 annual meeting which confer discretionary authority to vote on any shareholder proposals of which the Secretary of the Fund does not receive notice by December 2, 2026. Any notice of a shareholder proposal or director nomination must conform to the requirements in the Fund’s bylaws. Copies of the bylaws of any of the Funds may be requested from the Secretary of the Funds, 10 South Wacker Drive, 19th Floor, Chicago, Illinois 60606.

Solicitation of Proxies. Proxies will be solicited by mail. Proxies may be solicited by Fund personnel personally or by telephone, postal mail or electronic mail, but such persons will not be specially compensated for such services. The Funds will inquire of any record holder known to be a broker, dealer, bank or other nominee as to whether other persons are the beneficial owners of shares held of record by such persons. If so, the Funds will supply additional copies of solicitation materials for forwarding to beneficial owners, and will make reimbursement for reasonable out-of-pocket costs. The Funds will bear the cost of the annual meeting and this proxy solicitation. Total costs for the annual meeting and proxy solicitation, including printing and mailing proxy materials, are estimated at $250,000 and will be charged to the respective Funds based on their proportion of shareholder accounts except where another alternative allocation methodology is deemed more appropriate. The Funds do not currently intend to retain any third-party solicitor to contact shareholders regarding this proxy solicitation or to incur any expenses for such a third-party solicitation.

Further Information About Voting and the Annual Meeting. A majority of the outstanding shares of each Fund entitled to vote at the annual shareholder meeting shall constitute a quorum for purposes of conducting business of the Fund.

The Board has fixed the close of business on January 2, 2026 as the record date for the determination of shareholders of each Fund entitled to notice of, and to vote at, the annual meeting. Shareholders of a Fund on that date will be entitled to one vote on each matter to be voted on for each share held.

Instructions regarding how to vote via telephone or the Internet are included on the enclosed proxy card. The required control number for Internet and telephone voting is printed on the enclosed proxy card. The control number is used to match proxy cards with shareholders’ respective accounts and to ensure that, if multiple proxy cards are executed, shares are voted in accordance with the proxy card bearing the latest date.

The annual meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast. You are entitled to participate in the annual meeting only if you were a shareholder of the Funds as of the close of business on the record date, or if you hold a valid proxy for the annual meeting. No physical meeting will be held.

You will be able to attend the annual meeting online and submit your questions during the meeting by visiting meetnow.global/M7C2PGK. You also will be able to vote your shares online by attending the annual meeting by webcast.

To participate in the annual meeting, you will need to log on using the control number from your proxy card or meeting notice. The control number can be found in the shaded box.

If you are a registered shareholder, you do not need to register to attend the annual meeting virtually on the Internet. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance in order to attend the meeting. To register to attend the annual meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your holdings along with your name and email address to Computershare, the Funds’ proxy solicitor. You must contact the bank or broker who holds your shares to obtain your legal proxy. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, five business days prior to the meeting date. You will receive a confirmation of your registration by email after we receive your legal proxy. Requests for registration should be directed to us by emailing an image of your legal proxy, to shareholdermeetings@computershare.com.

The online meeting will begin promptly at 1:00 p.m., Eastern Time. We encourage you to access the meeting prior to the start time leaving ample time to connect to the virtual meeting. Please follow the access instructions as outlined in this proxy statement.

The virtual meeting platform is fully supported across MS Edge, Firefox, Chrome and Safari browsers and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Please note that Internet Explorer is no longer supported. Participants should ensure that they have a strong Wi-Fi connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. A link on the meeting page will provide further assistance should you need it, or you may call 1-888-724-2416 or 1-781-575-2748.

All shares represented by properly executed proxies received prior to the annual meeting will be voted at the annual meeting in accordance with the instructions marked thereon or otherwise as provided therein. If any other business is brought before the annual meeting, your shares will be voted at the proxies’ discretion. If you sign the proxy card, but do not fill in a vote, your shares will be voted “FOR” the director nominee, in accordance with the recommendation of the Board.

Shareholders who execute proxy cards or record their voting instructions via telephone or the Internet may revoke their proxies at any time prior to the time they are voted at the meeting by submitting a vote at the meeting, by written notice to the applicable Fund, or by delivery of a later-dated proxy. Merely virtually attending the annual meeting, however, will not revoke a previously submitted proxy.

Annual Report. Each Fund will provide without charge to any shareholder who so requests, a copy of the Fund’s semi-annual and annual report for the Fund’s most recently completed fiscal year. The semi-annual and annual reports are available by calling Virtus Fund Services toll-free at (866) 270-7598 and are also available on each Fund’s web site at www.dpimc.com/dnp, www.dpimc.com/dpg and www.dpimc.com/dtf.

General. A list of shareholders of each Fund entitled to be present and vote at the annual meeting will be available at the offices of the Funds, 10 South Wacker Drive, 19th Floor, Chicago, Illinois 60606, for inspection by any shareholder during regular business hours for ten days prior to the meeting date.

Failure of a quorum of shareholders of any of the Funds to be present at the annual meeting will necessitate adjournment of the meeting with respect to those Funds and will give rise to additional expense.

EVERY SHAREHOLDER VOTE IS IMPORTANT. WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING. BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

January 16, 2026

PO Box 43131 Providence, RI 02940-3131 IMPORTANT PROXY INFORMATION Your Vote Counts! Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the Joint Annual Shareholders Meeting (the “Meeting”) are available on the Internet, including Proxy Card, Notice and Proxy Statement (“Proxy Materials”). Follow the instructions below to view the Proxy Materials and vote online or request a copy. The items to be voted on at the Meeting are on the reverse side. Your vote is important! This communication is NOT a form for voting and presents only an overview of the more complete Proxy Materials that are available to you on the Internet. We encourage you to access and review all the important information contained in the Proxy Materials before voting. Easy Online Access – View your Proxy Materials and vote Step 1: Go to https://www.proxy-direct.com/vir-34883 [ Step 2: Login using your Control Number and Security Code Step 3: Click on the “View Materials” Link Step 4: Vote your shares DNP_34883_NA_010826

Your Holdings: FUND DNP SELECT INCOME FUND INC. The following matters will be considered at the Meeting: 1a. Election of Director: 01. Mareilé B. Cusack. 2. Transact such other business as may properly come before the Meeting, or any adjournment or postponement thereof. The Board of Directors unanimously recommends that shareholders vote “FOR” the nominee identified in the Proxy Statement. Please refer to the Proxy Materials for further details on the proposal

DUFF & PHELPS DNP Select Income Fund Inc.
PO Box 43131
Providence, RI 02940-3131

EVERY VOTE IS IMPORTANT

EASY VOTING OPTIONS:

SCAN
The QR code or visit
www.proxy-direct.com
to vote your shares

CALL
1-800-337-3503
Follow the recorded instructions
available 24 hours

MAIL
Vote, Sign and Mail in the
enclosed Business Reply Envelope

VOTE AT THE VIRTUAL MEETING
Visit: meetnow.global/M7C2PGK
on March 9, 2026 at 1:00 p.m. Eastern Time.
To participate in the virtual Meeting, enter the 14-digit control number from the shaded box on this card.

Please detach at perforation before mailing.

PROXY

DNP SELECT INCOME FUND INC.
JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 9, 2026

COMMON STOCK

PROXY SOLICITED BY MANAGEMENT FROM COMMON SHAREHOLDERS. David D. Grumhaus, Jr., Kathleen L. Hegyi, Daniel J. Petrisko and Kathryn L. Santoro, or any of them, each with full power of substitution, are authorized to vote all shares of common stock of DNP Select Income Fund Inc. (the "Fund") owned by the undersigned at the Joint Annual Meeting of Shareholders (the "Meeting") to be held virtually at the following Website: meetnow.global/M7C2PGK on March 9, 2026, at 1:00 p.m., Eastern Time, and at any adjournment of the Meeting. To participate in the Meeting enter the 14-digit control number from the shaded box on this card. They shall vote in accordance with the instructions set forth on the reverse side hereof.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

To change the address on your account, please check the box at right and indicate your new address in the address space below. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

DNP_34883_010826
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

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EVERY SHAREHOLDER’S VOTE IS IMPORTANT We encourage you to take advantage of Internet voting. It is available 24 hours a day, 7 days a week. Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Shareholders to Be Held on March 9, 2026. The Notice of Meeting, Joint Proxy Statement and Proxy Card are available at: https://www.proxy-direct.com/vir-34883 Please detach at perforation before mailing. If no specific instructions are provided, this proxy will be voted “FOR” the election of the director and in the discretion of the proxies upon such other business as may properly come before the Meeting. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposal The Board of Directors recommends a vote “FOR” the nominee listed. 1a. Election of Director: FOR WITHHOLD 01. Mareilé B. Cusack ? ? 2. Transact such other business as may properly come before the Meeting, or any adjournment or postponement thereof. Authorized Signatures — This section must be completed for your vote to be counted — Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx DNP1 34883 xxxxxxxx

PO Box 43131 Providence, RI 02940-3131 EASY VOTING OPTIONS: Please detach at perforation before mailing. DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC. JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 9, 2026 COMMON STOCK PROXY SOLICITED BY MANAGEMENT FROM COMMON SHAREHOLDERS. David D. Grumhaus, Jr., Kathleen L. Hegyi, Daniel J. Petrisko and Kathryn L. Santoro, or any of them, each with full power of substitution, are authorized to vote all shares of common stock of Duff & Phelps Utility and Infrastructure Fund Inc. (the “Fund”) owned by the undersigned at the Joint Annual Meeting of Shareholders (the “Meeting”) to be held virtually at the following Website: meetnow.global/M7C2PGK on March 9, 2026, at 1:00 p.m., Eastern Time, and at any adjournment of the Meeting. To participate in the Meeting enter the 14-digit control number from the shaded box on this card. They shall vote in accordance with the instructions set forth on the reverse side hereof. VOTE VIA THE INTERNET: www.proxy-direct.com To change the address on your account, please check the box at right and indicate your new address in the address space below. Please note that changes to the registered name(s) on the account may not be submitted via this method.’ DPG_34920_010826 PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxxcode

EVERY SHAREHOLDER’S VOTE IS IMPORTANT We encourage you to take advantage of Internet voting. It is available 24 hours a day, 7 days a week. Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Shareholders to Be Held on March 9, 2026. The Notice of Meeting, Joint Proxy Statement and Proxy Card are available at: https://www.proxy-direct.com/vir-34920 Please detach at perforation before mailing. If no specific instructions are provided, this proxy will be voted “FOR” the election of the director and in the discretion of the proxies upon such other business as may properly come before the Meeting. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:X Proposal The Board of Directors recommends a vote “FOR” the nominee listed. 1b. Election of Director: FOR WITHHOLD 01. Mareilé B. Cusack ‘ ‘ 2. Transact such other business as may properly come before the Meeting, or any adjournment or postponement thereof. Authorized Signatures — This section must be completed for your vote to be counted — Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box Scanner bar code xxxxxxxxxxxxxxDPG1 34920xxxxxxxx

EVERY VOTE IS IMPORTANT PO Box 43131 Providence, RI 02940-3131 EASY VOTING OPTIONS: SCAN The QR code or visit www.proxy-direct.com to vote your shares MAIL Vote, Sign and Mail in the enclosed Business Reply Envelope VOTE AT THE VIRTUAL MEETING Visit: meetnow.global/M7C2PGK on March 9, 2026 at 1:00 p.m. Eastern Time. To participate in the virtual Meeting, enter the 14-digit control number from the shaded box on this card. Please detach at perforation before mailing. DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC. JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 9, 2026 PREFERRED STOCK PROXY SOLICITED BY MANAGEMENT FROM PREFERRED SHAREHOLDERS. David D. Grumhaus, Jr., Kathleen L. Hegyi, Daniel J. Petrisko and Kathryn L. Santoro, or any of them, each with full power of substitution, are authorized to vote all shares of preferred stock of Duff & Phelps Utility and Infrastructure Fund Inc. (the “Fund”) owned by the undersigned at the Joint Annual Meeting of Shareholders (the “Meeting”) to be held virtually at the following Website: meetnow.global/M7C2PGK on March 9, 2026, at 1:00 p.m., Eastern Time, and at any adjournment of the Meeting. To participate in the Meeting enter the 14-digit control number from the shaded box on this card. They shall vote in accordance with the instructions set forth on the reverse side hereof. VOTE VIA THE INTERNET: www.proxy-direct.com To change the address on your account, please check the box at right and indicate your new address in the address space below. Please note that changes to the registered name(s) on the account may not be submitted via this method. DPG_34920_010826_Pref PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxxcode

EVERY SHAREHOLDER’S VOTE IS IMPORTANT We encourage you to take advantage of Internet voting. It is available 24 hours a day, 7 days a week. Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Shareholders to Be Held on March 9, 2026. The Notice of Meeting, Joint Proxy Statement and Proxy Card are available at: https://www.proxy-direct.com/vir-34920 Please detach at perforation before mailing. If no specific instructions are provided, this proxy will be voted “FOR” the election of the director and in the discretion of the proxies upon such other business as may properly come before the Meeting. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:X Proposal The Board of Directors recommends a vote “FOR” the nominee listed. 1b. Election of Director: FOR WITHHOLD 01. Mareilé B. Cusack ‘ ‘ 2. Transact such other business as may properly come before the Meeting, or any adjournment or postponement thereof. Authorized Signatures — This section must be completed for your vote to be counted — Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx DPG2 34920 xxxxxxxx

PO Box 43131 Providence, RI 02940-3131 IMPORTANT PROXY INFORMATION Your Vote Counts! SCAN the QR code to access your materials without entering a Control Number or Security Code. The meeting will be held virtually Visit: meetnow.global/M7C2PGK on March 9, 2026 at 1:00 p.m. Eastern Time. To participate in the virtual Meeting, enter the 14-digit control number from the shaded box on this card. Important Notice Regarding the Availability of Proxy Materials for DTF TAX-FREE INCOME 2028 TERM FUND INC. Joint Annual Meeting of Shareholders to be held on March 9, 2026 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the Joint Annual Shareholders Meeting (the “Meeting”) are available on the Internet, including Proxy Card, Notice and Proxy Statement (“Proxy Materials”). Follow the instructions below to view the Proxy Materials and vote online or request a copy. The items to be voted on at the Meeting are on the reverse side. Your vote is important! This communication is NOT a form for voting and presents only an overview of the more complete Proxy Materials that are available to you on the Internet. We encourage you to access and review all the important information contained in the Proxy Materials before voting. To view your Proxy Materials, go to the website and enter your login details below. https://www.proxy-direct.com/vir-34883 XXX XXXX XXXX XXX XXXX XXXX Easy Online Access – View your Proxy Materials and vote Step 1: Go to https://www.proxy-direct.com/vir-34883 Step 2: Login using your Control Number and Security Code Step 3: Click on the “View Materials” Link Step 4: Vote your shares On this website, you can also set Future Delivery Preferences or request a paper copy of the Proxy Materials. There is no charge to you for requesting a copy. Please make your request as soon as possible but no later than 10 days before the Meeting to facilitate timely delivery.

Your Holdings: FUND DTF TAX-FREE INCOME 2028 TERM FUND INC. The following matters will be considered at the Meeting: 1c. Election of Director: 01. Mareilé B. Cusack. 2. Transact such other business as may properly come before the Meeting, or any adjournment or postponement thereof. The Board of Directors unanimously recommends that shareholders vote “FOR” the nominee identified in the Proxy Statement. Please refer to the Proxy Materials for further details on the proposal. ONLINE MATERIAL ACCESS AND PAPER COPY REQUESTS CAN ALSO BE MADE UTILIZING ONE OF THE METHODS BELOW. YOU CAN ALSO USE ONE OF THESE METHODS TO ELECT A PERMANENT DELIVERY PREFERENCE FOR FUTURE MEETINGS. PLEASE STATE YOUR 14 -DIGIT CONTROL NUMBER AND 8 -DIGIT SECURITY CODE WHEN MAKING A REQUEST. TELEPHONE REQUESTS E-MAIL REQUESTS AT: CALL 1-877-816-5331 proxymaterials@computershare.com DTF_34883_NA_010826

PO Box 43131 Providence, RI 02940-3131 EVERY VOTE IS IMPORTANT EASY VOTING OPTIONS: SCAN The QR code or visit www.proxy-direct.com to vote your shares CALL 1-800-337-3503 Follow the recorded instructions available 24 hours MAIL Vote, Sign and Mail in the enclosed Business Reply Envelope VOTE AT THE VIRTUAL MEETING Visit: meetnow.global/M7C2PGK on March 9, 2026 at 1:00 p.m. Eastern Time. To participate in the virtual Meeting, enter the 14-digit control number from the shaded box on this card. Please detach at perforation before mailing. DTF TAX-FREE INCOME 2028 TERM FUND INC. JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 9, 2026 COMMON STOCK PROXY SOLICITED BY MANAGEMENT FROM COMMON SHAREHOLDERS. David D. Grumhaus, Jr., Kathleen L. Hegyi, Daniel J. Petrisko and Kathryn L. Santoro, or any of them, each with full power of substitution, are authorized to vote all shares of common stock of DTF Tax-Free Income 2028 Term Fund Inc. (the “Fund”) owned by the undersigned at the Joint Annual Meeting of Shareholders (the “Meeting”) to be held virtually at the following Website: meetnow.global/M7C2PGK on March 9, 2026, at 1:00 p.m., Eastern Time, and at any adjournment of the Meeting. To participate in the Meeting enter the 14-digit control number from the shaded box on this card. They shall vote in accordance with the instructions set forth on the reverse side hereof. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 To change the address on your account, please check the box at right and indicate your new address in the address space below. Please note that changes to the registered name(s) on the account may not be submitted via this method. DTF_34883_010826 PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxxcode

EVERY SHAREHOLDER’S VOTE IS IMPORTANT We encourage you to take advantage of Internet voting. It is available 24 hours a day, 7 days a week. Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Shareholders to Be Held on March 9, 2026. The Notice of Meeting, Joint Proxy Statement and Proxy Card are available at: https://www.proxy-direct.com/vir-34883 Please detach at perforation before mailing. If no specific instructions are provided, this proxy will be voted “FOR” the election of the director and in the discretion of the proxies upon such other business as may properly come before the Meeting. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:X Proposal The Board of Directors recommends a vote “FOR” the nominee listed. 1c. Election of Director: FOR WITHHOLD 01. Mareilé B. Cusack ‘ ‘ 2. Transact such other business as may properly come before the Meeting, or any adjournment or postponement thereof. Authorized Signatures — This section must be completed for your vote to be counted — Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx DTF1 34883xxxxxxxx